DIREXION FUNDS

Evolution Managed Bond Fund
Evolution All-Cap Equity Fund

Supplement to
Prospectus and Statement of Additional Information
Each Dated December 29, 2005

Effective April 28, 2006, Potomac Funds has changed its name to DireXion Funds (the “Trust”). In conjunction with this change, the Trust’s website has also changed to www.direxionfunds.com.

In addition, the name of the Advisor Class shares of the Evolution Managed Bond Fund and the Evolution All-Cap Equity Fund has been changed to Service Class.

Questions regarding these changes may be directed to the Funds at (800) 851-0511.

Please retain this Supplement for future reference.
The date of this Supplement is April 28, 2006.